                                                                 Exhibit (g)(vi)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                               Fund                                       Effective Date
                               ----                                       --------------
Schwab International Index Fund - Investor Shares                         July 21, 1993

Schwab International Index Fund - Select Shares                           April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                             October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                               April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset     September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab       September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                                     February 28, 1996

Schwab S&P 500 Fund - e.Shares                                            February 28, 1996

Schwab S&P 500 Fund - Select Shares                                       April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)         May 21, 1996

Schwab International MarketMasters Fund - Investor Shares (formerly       September 2, 1996
known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares (formerly known   April 1, 2004
as Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager    October 13, 1996
Growth Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab              October 13, 1996
MarketManager Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab             August 3, 1997
MarketManager Small Cap Portfolio and Schwab OneSource Portfolios-Small
Company)

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset   April  16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                         October 28, 1998

Institutional Select Large-Cap Value Index Fund                           October 28, 1998

Institutional Select Small-Cap Value Index Fund                           October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                    April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                      April 15, 1999

Communications Focus Fund                                                 May 15, 2000

Financial Services Focus Fund                                             May 15, 2000

Health Care Focus Fund                                                    May 15, 2000

Technology Focus Fund                                                     May 15, 2000

Schwab Hedged Equity Fund                                                 August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                            June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                              June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                             September 2, 2003

Schwab Dividend Equity Fund - Select Shares                               September 2, 2003

                                          SCHWAB CAPITAL TRUST

                                          By: /s/ Stephen B. Ward
                                              ----------------------------------
                                                  Stephen B. Ward,
                                                  Senior Vice President
                                                  and Chief Investment Officer

                                          CHARLES SCHWAB & CO., INC.

                                          By: /s/ Fred Potts
                                              ----------------------------------
                                                  Fred Potts,
                                                  Senior Vice President

Dated as of April 1, 2004

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                  BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

                Fund                                       Fee
                ----                                       ---
Schwab International Index Fund -         Twenty one-hundredths of one percent
Investor Shares                           (.20%) of the Fund's average daily net
                                          assets

Schwab International Index Fund -         Five one-hundredths of one percent
Select Shares                             (0.05%) of the class' average daily
                                          net assets

Schwab Small-Cap Index Fund-Investor      Twenty one-hundredths of one percent
Shares                                    (.20%) of the Fund's average daily net
                                          assets

Schwab Small-Cap Index Fund-Select        Five one-hundredths of one percent
Shares                                    (0.05%) of the class' average daily
                                          net assets

Schwab MarketTrack Growth Portfolio       Twenty one-hundredths of one percent
(formerly known as Schwab Asset           (.20%) of the Fund's average daily net
Director-High Growth Fund)                assets

Schwab MarketTrack Balanced Portfolio     Twenty one-hundredths of one percent
(formerly known as Schwab Asset           (.20%) of the Fund's average daily net
Director-Balanced Growth Fund)            assets

Schwab MarketTrack Conservative           Twenty one-hundredths of one percent
Portfolio (formerly known as Schwab       (.20%) of the Fund's average daily net
Asset Director-Conservative Growth        assets
Fund)

Schwab S&P 500 Fund -Investor Shares      Twenty one-hundredths of one percent
                                          (.20%) of the class' average daily net
                                          assets

Schwab S&P 500 Fund - e.Shares            Five one-hundredths of one percent
                                          (0.05%) of the class' average daily
                                          net assets

Schwab S&P 500 Fund  - Select Shares      Five one-hundredths of one percent
                                          (0.05%) of the class' average daily
                                          net assets

Schwab Core Equity Fund (formerly         Twenty one-hundredths of one percent
known as Schwab Analytics Fund)           (.20%) of the Fund's average daily net
                                          assets.

Schwab International MarketMasters        Twenty one-hundredths of one percent
Fund - Investor Shares (formerly known    (.20%) of the Fund's average daily net
as                                        assets.

                Fund                                       Fee
                ----                                       ---
MarketManager International Portfolio
and Schwab OneSource
Portfolios-International)

Schwab International MarketMasters        Fifteen one-hundredths of one percent
Fund - Select Shares (formerly known      (.15%) of the Fund's average daily net
as MarketManager International            assets
Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund            Twenty one-hundredths of one percent
(formerly known as Schwab MarketManager   (.20%) of the Fund's average daily net
Growth Portfolio and Schwab OneSource     assets
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund        Twenty one-hundredths of one percent
(formerly known as Schwab MarketManager   (.20%) of the Fund's average daily net
Balanced Portfolio and Schwab OneSource   assets
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund       Twenty one-hundredths of one percent
(formerly known as Schwab MarketManager   (.20%) of the Fund's average daily net
Small Cap Portfolio and Schwab OneSource  assets
Portfolios-Small Company)

Schwab Market Track All Equity            Twenty one-hundredths of one percent
Portfolio (formerly  known as Schwab      (.20%) of the Fund's average daily net
Asset Director-Aggressive Growth Fund)    assets

Institutional Select S&P 500 Fund         Five one-hundredths of one percent
                                          (0.05%) of the Fund's average daily
                                          net assets

Institutional Select Large-Cap Value      Five one-hundredths of one percent
Index Fund                                (0.05%) of the Fund's average daily
                                          net assets

Institutional Select Small-Cap Index      Five one-hundredths of one percent
Fund                                      (0.05%) of the Fund's average daily
                                          net assets

Schwab Total Stock Market Index Fund -    Twenty one-hundredths of one percent
Investor Shares                           (0.20%) of the Fund's average daily
                                          net assets

Schwab Total Stock Market Index Fund -    Five one-hundredths of one percent
Select Shares                             (0.05%) of the Fund's average daily
                                          net assets

Communications Focus Fund                 Twenty one-hundredths of one percent
                                          (0.20%) of the Fund's average daily
                                          net assets

Financial Services Focus Fund             Twenty one-hundredths of one percent
                                          (0.20%) of the Fund's average daily
                                          net assets

Health Care Focus Fund                    Twenty one-hundredths of one percent
                                          (0.20%) of the

                Fund                                       Fee
                ----                                       ---
                                          Fund's average daily net assets

Technology Focus Fund                     Twenty one-hundredths of one percent
                                          (0.20%) of the Fund's average daily
                                          net assets

Schwab Hedged Equity Fund                 Twenty one-hundredths of one percent
                                          (0.20%) of the Fund's average daily
                                          net assets

Schwab Small-Cap Equity Fund - Investor   Twenty one-hundredths of one percent
Shares                                    (0.20%) of the Fund's average daily
                                          net assets

Schwab Small-Cap Equity Fund - Select     Five one-hundredths of one percent
Shares                                    (0.05%) of the Fund's average daily
                                          net assets

Schwab Dividend Equity Fund -             Twenty one-hundredths of one percent
Investor Shares                           (0.20%) of the Fund's average daily
                                          net assets

Schwab Dividend Equity Fund -             Five one-hundredths of one percent
Select Shares                             (0.05%) of the Fund's average daily
                                          net assets

                                      SCHWAB CAPITAL TRUST

                                      By: /s/ Stephen B. Ward
                                          ----------------------------------
                                              Stephen B. Ward,
                                              Senior Vice President
                                              and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                       By: /s/ Fred Potts
                                           ---------------------------------
                                               Fred Potts,
                                               Senior Vice President

Dated as of April 1, 2004